FQF TRUST

QuantShares U.S. Market Neutral Momentum Fund

QuantShares U.S. Market Neutral Value Fund

QuantShares U.S. Market Neutral Size Fund

QuantShares U.S. Market Neutral Anti-Beta Fund

QuantShares Hedged Dividend Income Fund

QuantShares Equal Weighted Value Factor Fund

QuantShares Equal Weighted Low Beta Factor Fund

QuantShares Equal Weighted High Momentum Factor Fund

O’Shares FTSE U.S. Quality Dividend ETF

O’Shares FTSE Europe Quality Dividend ETF

O’Shares FTSE Europe Quality Dividend Hedged ETF

O’Shares FTSE Asia Pacific Quality Dividend ETF

O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF

(the “Funds”)

Supplement dated September 1, 2017 to the currently effective Prospectuses and

Statements of Additional Information, as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and Statements of Additional Information listed above and should be read in conjunction with the Prospectuses and Statements of Additional Information.

On March 22, 2017, the Securities and Exchange Commission adopted an amendment to shorten by one business day the standard U.S. settlement cycle for most securities transactions. Currently, such standard settlement cycle is three business days (T+3). The amended rule shortens such settlement cycle to two business days (T+2). The compliance date of the amended rule is September 5, 2017. Accordingly, effective September 5, 2017, all references to standard third business day (T+3) U.S. settlements are replaced with references to second business day (T+2) U.S. settlements, including references describing the settlement of Creation Units and the settlement of redemption proceeds for Creation Units.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.